Supplement dated June 27, 2024
to the following statutory prospectus(es):
Monument Advisor NY and Monument Advisor Select NY dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective August 12, 2024, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
MainStay VP Funds Trust - MainStay VP MacKay Convertible Portfolio: Service Class	New York Life Investments VP Funds Trust - NYLI VP MacKay Convertible Portfolio: Service Class
PROS-0896